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Exhibit 10.16




THIS STOCK PURCHASE WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER APPLICABLE STATE SECURITIES LAWS. THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS WARRANT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO EQUIVEST FINANCE, INC. THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO THE PROVISIONS OF RULE 144 OF THE ACT.


                             Equivest Finance, Inc.

                          ----------------------------

                             STOCK PURCHASE WARRANT
                          ----------------------------



                                 March 30, 1999

      1. Grant. Equivest Finance, Inc., a Delaware corporation (hereinafter, the "Company"), for value received hereby grants to Christian Kjaer (collectively with successors and registered assigns, "Holder") under the terms herein the right to purchase 250,000 shares of the Company's authorized but unissued $.01 par value common stock (the "Warrant"), with such number of such shares being subject to adjustment as provided below. Such $.01 par value common shares are sometimes hereinafter referred to as Common Stock, which shares, upon payment of the exercise price, shall be fully paid and non-assessable. The Common Stock shares issuable under this Warrant are hereinafter sometimes referred to as the Warrant Shares.

      2. Settlement Agreement. This Warrant has been issued in connection with the settlement agreement among the Company, the Holder and Kosmas Group International, Inc. dated March 30, 1999 (the "Agreement").

      3. Term and Price. The right to exercise this Warrant shall expire three
(3) years after the date hereof or earlier pursuant to Section 4 hereof. The exercise price of this Warrant (the "Exercise Price") shall be $9.00 per share.



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      4. Mandatory Exercise. If the Fair Market Value of one share of Common
Stock equals or exceeds $12.00 on any given Trading Day, then the exercise of this Warrant shall be deemed by the Company to have taken place as if Holder had exercised the Warrant pursuant to Sections 6 and 7 hereof and the Exercise Date shall be deemed to be the date of such Trading Day; provided, however, that the Company shall not issue or deliver any shares of Common Stock to Holder in exchange for this Warrant until Holder surrenders this Warrant along with written subscription substantially in the form of Exhibit 7 hereof, which Holder shall do promptly upon receiving notice from Company that a mandatory exercise pursuant to this Section 4 has taken place; provided further, however, that such shares of Common Stock shall be deemed issued for all purposes as of the opening of business on the Exercise Date notwithstanding any delay in the actual issuance.

            The fair market value ("Fair Market Value") of one share of Common Stock on any given Trading Day shall be equal to the average of the closing bid and asked prices of the Common Stock on such Trading Day and the four preceding Trading Days (a) quoted on the NASDAQ Small Cap Market for such day, or (b) if the Common Stock is not listed or admitted to trading on the NASDAQ Small Cap Market, then as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Common Stock is listed or admitted to trading; provided, however, that if such Common Stock is not listed or admitted to trading on any national securities exchange, Fair Market Value on any given Trading Day shall be the average of the high bid and low asked prices in the over-the-counter market on such Trading Day and the four preceding Trading Days, as reported by NASDAQ; provided further, however, that if on any such day the Common Stock is not quoted by any such organization, such day shall be replaced for purposes of the foregoing calculation by the first Trading Day preceding such day and on which the Common Stock is so quoted. "Trading Day" shall mean (a) a day on which the NASDAQ Small Cap Market is open for the transaction of business, or (b) if the Common Stock is not listed or admitted to trading on the NASDAQ Small Cap Market, then a day on which the principal national securities exchange on which the Common Stock is listed or admitted to trading is open for the transaction of business or (c) if the Common Stock is not listed or admitted to trading on any national securities exchange, a Monday, Tuesday, Wednesday, Thursday or Friday on which banking institutions in the State of New York are not authorized or obligated by law or executive order to close.

      5.    Anti-dilution Provisions.
            ------------------------



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            (a) Stock Split or Dividend; Adjustment to Exercise Price and Number
of Warrant Shares. In case the shares of Common Stock at any time outstanding shall be subdivided into a greater or combined into a lesser number of shares of Common Stock, by stock-split, reverse split or otherwise, or in case shares of Common Stock shall be issued as a stock dividend, the Exercise Price shall be increased or decreased, as applicable, to an amount which shall bear the same relation to the Exercise Price in effect immediately prior to such subdivision, combination or stock dividend as the total number of shares of Common Stock outstanding immediately prior to such subdivision, combination or stock dividend shall bear to the total number of shares of Common Stock outstanding immediately after such subdivision, combination or stock dividend; likewise, in case of such a subdivision, combination or stock dividend, the number of Warrant Shares shall be increased or decreased as applicable, to the number which shall bear the same relation to the number of Warrant Shares obtainable hereunder immediately prior to such event, as the total number of shares of Common Stock outstanding immediately after such event shall bear to the total number of shares of Common Stock outstanding immediately prior to such event.

            (b) Merger. In case of any capital reorganization, or any reclassification of the Common Stock of the Company, or in case of any consolidation of the Company with or the merger of the Company into any other corporation (other than a consolidation or merger in which the Company is the continuing corporation) or in case of the sale of the properties and assets of the Company, as or substantially as, an entirety to any other corporation, this Warrant shall after such reorganization, reclassification, consolidation, merger or sale be exercisable upon the terms and conditions specified herein, for the number of shares of stock or other securities or property of the Company, or of the corporation resulting from such consolidation or surviving such merger or to which such sale shall be made, as the case may be, to which the Common Stock issuable hereunder at the time of such reorganization, reclassification, consolidation, merger or sale, would have entitled the holder hereof under the terms of such reorganization, reclassification, consolidation, merger or sale. In any such case, if necessary, the provision set forth in this Warrant with respect to the rights and interests thereafter of the Holder shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock or other securities or property thereafter deliverable on the exercise of this Warrant. The subdivision or combination of shares of Common Stock at any time outstanding into a greater or lesser number of shares of Common Stock shall not be deemed to be a reclassification of the Common Stock of the Company for the purposes of this section. The Company shall not effect any such consolidation, merger, or sale, unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume, by written instrument executed and delivered to the Company, the obligation to deliver to the Holder such shares of stock, securities or assets to which in accordance with the foregoing provisions, such Holder may be entitled, as well as any other obligations arising under this Warrant.

            6. Exchange of Shares for Exercise Price. The Holder at its option may provide the Exercise Price under this Warrant by reducing the number of shares for which the Warrant is otherwise exercisable by the number of shares having Fair Market Value on the Exercise Date equal to the Exercise Price.

            7. Exercise Procedure. This Warrant may be exercised by presenting it and tendering the aggregate Exercise Price in legal tender or by bank's, cashier's or certified check to the Company at its address specified in the Agreement, along with written subscription substantially in the form of Exhibit 7 hereof. Except as provided in Section 4 hereof, the date on which this Warrant is thus surrendered, accompanied by tender or payment as herein before or hereinafter provided, is referred to herein as the Exercise Date. The Company shall forthwith at its expense (including the payment of issue taxes), issue and deliver the proper number of shares of Common Stock, and such shares shall be deemed issued for all purposes as of the opening of business on the Exercise Date notwithstanding any delay in the actual issuance.

            8. Replacement of Warrant. At the request of the Holder and on production of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft, or destruction) if required by the Company, upon delivery of an indemnity agreement with surety in such reasonable amount as the Company may determine thereof, the Company at its expense will issue in lieu thereof a new Warrant of like tenor.

            9. Transfer. This Warrant shall be registered on the books of the Company which shall be kept at its principal office for that purpose, and shall be transferable in whole or in part but only on such books by the Holder in person or by duly authorized attorney with written notice substantially in the form of Exhibit 9 hereof, and only in compliance with the preceding paragraph. The Company may issue appropriate stop orders to its transfer agent to prevent a transfer in violation of the preceding paragraph.

            10.   Investment  Covenant.  The  Holder by its  acceptance  hereof  covenants
                  --------------------
that this Warrant is, and any Warrant Shares will be,  acquired for  investment  purposes, and that the Holder will not  distribute the same in violation of any state or federal law or regulation.

      11. Accredited Investor; Experience; Risk. The Holder is an accredited investor within the definition of Rule 501 promulgated under the Act. The Holder has such knowledge and experience, or has consulted with persons having knowledge and experience, in financial and business matters that its capable of evaluating the merits and risks of purchase of the Warrants and the Warrant Shares.

      12. Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the Fair Market Value of a share on the Exercise Date.

         13. Waiver of Jury Trial. THE COMPANY WAIVES ALL RIGHT TO TRIAL BY JURY OF ALL CLAIMS, DEFENSES, COUNTERCLAIMS AND SUITS OF ANY KIND DIRECTLY OR INDIRECTLY ARISING FROM OR RELATING TO THIS WARRANT OR THE DEALINGS OF THE PARTIES IN RESPECT HERETO. THE COMPANY ACKNOWLEDGES AND AGREES THAT THIS PROVISION IS A MATERIAL TERM OF THIS WARRANT AND THAT THE HOLDER WOULD NOT EXTEND ANY FUNDS UNDER THE LOAN DOCUMENTS IF THIS WAIVER OF JURY TRIAL WERE NOT A PART OF THIS WARRANT. THE COMPANY ACKNOWLEDGES THAT THIS IS A WAIVER OF A LEGAL RIGHT AND THAT IT MAKES THIS WAIVER VOLUNTARILY AND KNOWINGLY AFTER CONSULTATION WITH, OR THE OPPORTUNITY TO CONSULT WITH, COUNSEL OF ITS CHOICE. THE COMPANY AGREES THAT ALL SUCH CLAIMS, DEFENSES, COUNTERCLAIMS AND SUITS SHALL BE TRIED BEFORE A JUDGE OF A COURT OF COMPETENT JURISDICTION, WITHOUT A JURY.



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         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed on its behalf by its undersigned officer, and its corporate seal to be hereunto affixed, as of the date first above written.

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                             Equivest Finance, Inc.
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                                    By: _________________________________
                                      Name:
                                     Title:
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                                    Exhibit 7

                            IRREVOCABLE SUBSCRIPTION

To: Equivest Finance, Inc.

Gentlemen:

The undersigned hereby elects to exercise its right under the attached Warrant by purchasing ______________________ shares of the Common Stock of your company, and hereby irrevocably subscribes to such issue. The certificates for such shares shall be issued in the name of

------------------------------------------------------------------------------
(Name)

------------------------------------------------------------------------------
(Address)

------------------------------------------------------------------------------
(Taxpayer Number)

and deliver to ________________________________________________________________
                  (Name)

------------------------------------------------------------------------------
(Address)

The exercise price of $_____________ is enclosed .

Date:________________________________________

Signed:______________________________________ (Name of Holder, Please Print)


------------------------------------------------------------------------------
(Address)

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(Signature)


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                                    Exhibit 9

                                   ASSIGNMENT

FOR VALUE RECEIVED,_____________________________________________________


------------------------------------------------------------------------------
(Name)

------------------------------------------------------------------------------
(Address)

__________________ the attached Warrant together with all right, title and interest therein, and does hereby irrevocably appoint
_____________________________________ attorney to transfer said Warrant on the books of Equivest Finance, Inc., with full power of substitution in the premises.


Done this ____ day of ___________, _____.


Signed:______________________________________
By:_________________________________________
Its:_________________________________________





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11728.18700.386303-8
LOAN AND SECURITY AGREEMENT


            $20,000,000 Receivables Loans Warehouse Credit Facility
                                  provided by
                          FINOVA CAPITAL CORPORATION
                                      to
                             RESORT FUNDING, INC.




                           As of September 17, 1999


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                               TABLE OF CONTENTS


                                                                            Page

SECTION 1.  DEFINITION OF TERMS..............................................1
      1.1   Advance..........................................................1
      1.2   Advance Request..................................................1
      1.3   Affiliate........................................................1
      1.4   Agreement........................................................2
      1.5   Applicable Borrowing Base Percentage.............................2
      1.6   Applicable Declaration...........................................2
      1.7   Applicable Jurisdiction..........................................2
      1.8   Applicable Laws..................................................2
      1.9   Applicable Mortgage..............................................2
      1.10  Applicable Resort................................................2
      1.11  Applicable Timeshare Documents...................................2
      1.12  Applicable Timeshare Owners' Association.........................2
      1.13  Applicable Underlying Borrower...................................2
      1.14  Applicable Underlying Consumer Notes Receivable Purchase Portfolio      3
      1.15  Applicable Underlying Developer..................................3
      1.16  Applicable Underlying Guarantor..................................3
      1.17  Applicable Underlying Loan.......................................3
      1.18  Applicable Underlying Loan Collateral............................3
      1.19  Applicable Underlying Loan Documents.............................3
      1.20  Applicable Underlying Purchase...................................3
      1.21  Applicable Underlying Purchase Collateral........................3
      1.22  Applicable Underlying Purchase Documents.........................4
      1.28  Borrower.........................................................4
      1.29  Borrowing Base...................................................4
      1.30  Borrowing Term...................................................5
      1.31  Business Day.....................................................5
      1.32  Closing Date.....................................................5
      1.33  Code.............................................................5
      1.34  Collateral.......................................................5
      1.35  Combined Outstanding Commitments.................................7
      1.36  Common Elements..................................................7
      1.37  Common Furnishings...............................................7
      1.38  Consumer Note Receivable.........................................7
      1.39  Custodial Agreement..............................................7
      1.40  Custodial Fee....................................................8
      1.41  Custodian........................................................8
      1.42  Debtor Relief Laws...............................................8
      1.43  Default..........................................................8
      1.44  Default Rate.....................................................8
      1.45  Eligible Consumer Note Receivable................................8
      1.46  Eligible Note Receivable........................................10
      1.47  Eligible Encumbered Interval....................................11
      1.48  Encumbered Personal Property....................................11
      1.49  Environmental Laws..............................................12
      1.50  Event of Default................................................12
      1.51  Financial Statements............................................12
      1.52  GAAP............................................................12
      1.53  Guarantor.......................................................12
      1.54  Guaranty........................................................13
      1.55  Hazardous Materials.............................................13
      1.56  Initial Advance.................................................13
      1.57  Initial Underlying Transaction Advance..........................13
      1.58  Interest Rate...................................................13
      1.59  Interval........................................................13
      1.60  Interval Mortgage...............................................13
      1.61  Land............................................................13
      1.62  Lien............................................................13
      1.63  Loan............................................................14
      1.64  Loan Documents..................................................14
      1.65  Lockbox Agent...................................................15
      1.66  Lockbox Agreement...............................................15
      1.67  Mandatory Prepayment............................................15
      1.68  Maturity Date...................................................15
      1.69  Maximum Credit Facilities Amount................................15
      1.70  Maximum Loan Amount.............................................15
      1.71  Minimum Net Worth Requirement...................................15
      1.72  Note............................................................15
      1.73  Note Receivable.................................................15
      1.74  Obligations.....................................................15
      1.75  Outstanding Applicable Underlying Loan Commitment...............16
      1.76  Outstanding Applicable Underlying Purchase Commitment...........16
      1.77  Outstanding RFI Receivables Credit Facility Commitment..........16
      1.78  Payment Authorization Agreement.................................16
      1.79  Permitted Liens and Encumbrances................................16
      1.80  Person..........................................................16
      1.81  Phase I Environmental Inspection................................16
      1.82  Pledged Consumer Note Receivable................................17
      1.83  Pledged Note Receivable.........................................17
      1.84  Pledged Put and Reserve Agreement...............................17
      1.85  Pre-Sales Consumer Note Receivable..............................17
      1.86  Prime Rate......................................................17
      1.87  Purchased Consumer Note Receivable..............................17
      1.88  Purchaser.......................................................17
      1.89  Put and Reserve Agreement.......................................18
      1.90  Qualified Developer.  ..........................................18
      1.91  Qualified Loan..................................................18
      1.92  Qualified Purchase..............................................18
      1.93  Qualified Resort................................................18
      1.95  Release Fee.....................................................19
      1.96  RFI ADC Credit Facility.........................................19
      1.97  RFI ADC Credit Facility Agreement...............................19
      1.98  RFI Credit Facilities...........................................19
      1.99  RFI Credit Facilities Agreements................................19
      1.100 Servicing Agent.................................................19
      1.101 Servicing Agreement.............................................19
      1.102 Survey..........................................................20
      1.103 Underlying Guaranty.............................................20
      1.104 Unit............................................................20

SECTION 2.  THE LOAN........................................................20
      2.1   Purposes........................................................20
      2.2   Qualified Loans and Qualified Purchases.........................20
      2.3   Advances........................................................20
      2.4   Interest Rate...................................................21
      2.5   Payments........................................................22
      2.6   Prepayments.....................................................23
      2.7   Guaranty........................................................24

SECTION 3.  COLLATERAL......................................................24
      3.1   Grant of Security Interest......................................24
      3.2   Security Interest in All Pledged Notes Receivable, Pledged Put and Reserve
            Agreements and Purchased Consumer Notes Receivable..............24
      3.3   Financing Statements............................................24
      3.4   Location of Collateral..........................................24
      3.5   Protection of Collateral; Reimbursement.........................24
      3.6   Cross-Collateralization and Default.............................26

SECTION 4.  CONDITIONS PRECEDENT TO CLOSING AND FUNDING PROCEDURES..........26
      4.1   The Loan........................................................26
      4.2   Applicable Underlying Loans.....................................28
      4.3   Funding Procedures..............................................34
      4.4   Advances Do Not Constitute a Waiver.............................38

SECTION 5.  GENERAL REPRESENTATIONS AND WARRANTIES..........................39
      5.1   Organization, Standing, Qualification...........................39
      5.2   Authorization, Enforceability, Etc..............................39
      5.3   Financial Statements and Business Condition.....................41
      5.4   Taxes...........................................................41
      5.5   Title to Properties; Prior Liens................................42
      5.6   Subsidiaries, Affiliates, and Capital Structure.................42
      5.7   Litigation, Proceedings, Etc....................................42
      5.8   Environmental Matters...........................................42
      5.9   Full Disclosure.................................................43
      5.10  Use of Proceeds/Margin Stock....................................43
      5.11  No Defaults.....................................................43
      5.12  Restrictions of Borrower or Guarantors..........................43
      5.13  Broker's Fees...................................................44
      5.14  Tax Identification/Social Security Numbers......................44
      5.15  Legal Compliance................................................44
      5.16  Representations and Warranties of Applicable Underlying Borrowers44
      5.17  Applicable Timeshare Documents and Reports......................44
      5.18  Continuation and Investigation..................................45

SECTION 6.  COVENANTS.......................................................45
      6.1   Affirmative Covenants...........................................45
      6.2   Negative Covenants..............................................58

SECTION 7.  EVENTS OF DEFAULT...............................................59
      7.1   The Loan........................................................59
      7.2   Applicable Underlying Loans.....................................62

SECTION 8.  REMEDIES........................................................64
      8.1   Remedies Upon Default...........................................64
      8.2   Notice of Sale..................................................66
      8.3   Application of Collateral; Termination of Agreements............67
      8.4   Rights of Lender Regarding Collateral...........................67
      8.5   Delegation of Duties and Rights.................................68
      8.6   Lender Not in Control...........................................68
      8.7   Waivers.........................................................68
      8.8   Cumulative Rights...............................................68
      8.9   Expenditures by Lender..........................................68
      8.10  Diminution in Value of Collateral...............................68

SECTION 9.  CERTAIN RIGHTS OF LENDER........................................69
      9.1   Protection of Collateral........................................69
      9.2   Performance by Lender...........................................69
      9.3   No Liability of Lender..........................................69
      9.4   Right to Defend Action Affecting Security.......................70
      9.5   Expenses........................................................71
      9.6   Lender's Right of Set-Off.......................................71
      9.7   Right of Lender to Extend Time of Payment, Substitute, Release
            Security, Etc...................................................71
      9.8   Assignment of Lender's Interest.................................71
      9.9   Notice to Purchaser.............................................71
      9.10  Collection of the Notes.........................................72
      9.11  Power of Attorney...............................................72
      9.12  Relief from Automatic Stay, Etc.................................73
      9.13  Investigations and Inquiries....................................73
      9.14  Verification of Use.............................................73

SECTION 10.  TERM OF AGREEMENT..............................................74

SECTION 11.  MISCELLANEOUS..................................................74
      11.1  Notices.........................................................74
      11.2  Survival........................................................75
      11.3  GOVERNING LAW...................................................75
      11.4  CHOICE OF JURISDICTION; WAIVER OF VENUE.........................75
      11.5  Limitation on Interest..........................................76
      11.6  Invalid Provisions..............................................77
      11.7  Successors and Assigns..........................................77
      11.8  Amendment.......................................................77
      11.9  Counterparts; Effectiveness.....................................77
      11.10 Lender Not a Fiduciary..........................................77
      11.11 Release and Return of Notes Receivable and Collateral...........78
      11.12 Accounting Principles...........................................78
      11.13 Entire Agreement; Inconsistencies...............................78
      11.14 WAIVER OF JURY TRIAL............................................78
      11.15 Incorporation of Exhibits and Schedules.........................79
      11.16 Consent to Advertising and Publicity of Applicable Timeshare Documents  79
      11.17 Directly or Indirectly..........................................79
      11.18 Captions........................................................79
      11.19 Gender..........................................................79
      11.20 No Duty.........................................................79
      11.21 Reimbursement for Taxes.........................................80
      11.22 Submissions.....................................................80
      11.23 Confidentiality.................................................80
      11.24 Year 2000 Issues................................................81
      11.25 Standards Applied to Lender's Actions...........................81
      11.26 Scope of Attorneys Fees.........................................81
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